UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 24, 2006
Date of Report
(Date of Earliest Event Reported)

ACTIONVIEW INTERNATIONAL, INC.
(Exact name of Registrant as Specified in its Charter)

103 – 221 East 10th Avenue
Vancouver, BC, V5T 4V1
Canada
(Address of Principal Executive Offices)

Tel: (604) 878-0200
Toll Free: 1-866-878-0200
Fax: (604) 879-8224
(Registrant's Telephone Number)

Acquisition Media, Inc
145 Tyee Drive - #388, Point Roberts
Washington USA 98281
(Former Name and Address)

Nevada	033-90355	85-0542172
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Not Applicable

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

ActionView International, Inc. and its subsidiary, ActionView Far East Ltd. (collectively, “the Company”) have terminated the agreement dated May 13, 2005, with Chuangrun Media Limited and the Guangzhou Chuangrun Media Company Limited (collectively “Chuangrun”) effective immediately. The Agreement provided for the Company to install 150 Company-owned electronic scrolling signs at the Guangzhou Baiyun International Airport, and was based upon a contract between Chuangrun and Guangzhou Baiyun International Airport.

The Company was informed on August 17, 2006 by a senior official of the Guangzhou Baiyun International Airport Management Group that Chuangrun and China Media1 Corp (“CMDA”), an affiliated US listed company (OTCBB:CMDA), have no contracts to install 150 electronic scrolling signs at the exterior bus stop and the interior departure hall locations within the Airport (see Exhibit 10.1) The letter from the Guangzhou Baiyun International Airport Management Group stated that following an investigation, the Guangzhou Baiyun International Airport Management Group has determined that the purported contracts between Chuangrun and Guangzhou Baiyun International Airport were counterfeit. The investigation was initially requested by the Company. During the investigation, the Company worked with the Canadian Consulate General in Guangzhou, who was the go-between with Airport management..

On August 22, 2006, CMDA issued a news release that CMDA was swapping the two Guangzhou Airport contracts held by CMDA in exchange for three other airport contracts in China held by Titan Media, who shares common management with Chuangrun and CMDA. This press release was issued five days after the Guangzhou Airport Management Group revealed the counterfeit nature of the Guangzhou contracts to the Canadian Consulate General in Guangzhou. Based on the information provided by the Guangzhou Baiyun International Airport Management Group to the Company, this information from CMDA will not affect the Company’s decision to cancel the Agreement with Chuangrun and CMDA.

The 50 exterior signs for the bus stop locations in the Guangzhou Airport were manufactured by the Company’s contract manufacturer and the Company has fully paid for the signs. The signs have been waiting for installation in a secure Company-run location. At present, the Company is actively pursuing its options to replace the future revenue lost from these contracts, and is also considering other courses of action against CMDA.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

Not Applicable

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Not Applicable

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Not Applicable

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Not Applicable

ITEM 2.06 MATERIAL IMPAIRMENTS

Not Applicable

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Not Applicable

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

Not Applicable

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Not Applicable

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Not Applicable

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Not Applicable

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable

ITEM 5.05 AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable

SECTION 6 – ASSET-BACKED SECURITIES

ITEM 6.01 ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL

Not Applicable

ITEM 6.02 CHANGE OF SERVICER OR TRUSTEE

Not Applicable

ITEM 6.03 CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT

Not Applicable

ITEM 6.04 FAILURE TO MAKE A REQUIRED DISTRIBUTION

Not Applicable

ITEM 6.05 SECURITIES ACT UPDATING DISCLOSURE

Not Applicable

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Not Applicable

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Not Applicable

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable

Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

EXHIBITS

10.1

Letter from the Guangdong Airport Management Group Corporation dated August 17, 2006 regarding verification and investigation of the agreement between Guangzhou Chuangrun Advertising Co. Ltd. and Guangzhou Baiyun International Airport Co. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 24, 2006.

ACTIONVIEW INTERNATIONAL, INC.

By: /s/ Rick Mari	By: /s/ Christopher Stringer
CEO, Secretary and Director	President and Director